UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2026

INTERNATIONAL BANCSHARES CORPORATION

(Exact name of registrant as specified in its charter)

Texas	000-09439	74-2157138
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 San Bernardo, Laredo, Texas	78040-1359
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (956) 722-7611

None

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 250.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, $1.00 par value	IBOC	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On October 6, 2026, International Bancshares Corporation (the “Company”), acting pursuant to authorization from its Board of Directors, notified The Nasdaq Stock Market LLC (“Nasdaq”) of its intention to voluntarily withdraw the listing of the Company’s common stock, par value $1.00 per share (the “Common Stock”), from Nasdaq and transfer the listing to the Texas Stock Exchange LLC (“TXSE”). The Company expects the listing and trading of its Common Stock on Nasdaq to cease at the close of trading on Friday, October 16, 2026, and the listing and trading of its Common Stock on TXSE to begin at market open on Monday, October 19, 2026. The Common Stock has been approved for listing on TXSE, where it will continue to trade under the ticker symbol “IBOC.”

Item 7.01	Regulation FD Disclosure.

On October 6, 2026, the Company issued a press release announcing the anticipated transfer of the listing of its Common Stock to TXSE. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The information furnished under this Item 7.01, including the referenced exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release of International Bancshares Corporation dated October 6, 2026
104	Cover page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL BANCSHARES CORPORATION

By:	/s/ Dennis E. Nixon
Dennis E. Nixon
President and Chief Executive Officer

Date: October 6, 2026